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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 (File No. 333-05821) of our report dated February 29, 1996, on our audits of the financial statements of Ciba Composites (a division of Ciba-Geigy Limited). We also consent to the reference to our firm under the caption "Experts."

/s/ COOPERS & LYBRAND L.L.P.


Stamford, Connecticut
July 15, 1996